Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events

The Company has evaluated all events occurring through the date on which these consolidated financial statements were issued, and during which time, nothing has occurred outside the normal course of business operations that would require disclosure, except for the following:

Loan from Related Party

Subsequent to the year ended December 31, 2023, the Company issued a promissory note (the “Note”) with a principal amount of up to $10,000,000 to GAT Funding, LLC (“GAT”), an entity controlled by a member of the Company’s board of directors and a controlling stockholder of the Company. Upon meeting certain conditions, the Company may draw funds in $2,500,000 tranches under the Note up to $10,000,000 until the second anniversary of the Note. The Note has a five year term and matures on February 27, 2029. The principal amount drawn bears interest at a rate of 8.0% per annum and is paid quarterly in arrears after the second anniversary of the Note. Interest will accrue and not paid for the first two years of the term and will compound and be added to the principal balance of the Note on the first and second anniversary of the Note. The Company may prepay the accrued interest and principal of the Note without penalty, with 10 day’s notice. At closing the Company drew $5,000,000 in principal from the Note.

As a commitment fee, the Company will issue GAT warrants to purchase 250,000 shares of its Class A Common Stock for each $2,500,000 of principal funded under the Note. The warrants will have an exercise price equal to the closing price on the date of funding of the applicable tranche and a termination date as of the third anniversary of the initial closing for all warrants. At closing of the initial funding, the Company issued GAT warrants to purchase 500,000 shares of Class A Common Stock at an exercise price of $1.24 per share.

Sale of common stock

Subsequent to the year ended December 31, 2023, the Company was informed that the Meteora parties had sold 425,606 shares of the Company’s Class A Common Stock under the FPA agreement (See Note 1). Pursuant to the FPA agreement, the Company received $4.00 per share sold and received approximately $1.7 million as a result of this sale.